Exhibit 10.3.2

AMENDMENT NO. 1 TO PROMISSORY NOTE

This Amendment (this “Amendment”) to that certain Promissory Note, dated as of November 29, 2024 (the “Note”) by and between Iron Horse Acquisitions Corp. II, a Delaware Corporation (“Maker”), and Bengochea Capital SPAC Sponsors II LLC (“Payee”), is made and entered into effective as of May 15, 2025 (the “Effective Date”) by Maker and Payee. All capitalized terms not defined in this Amendment will have the meanings given to them in the Note.

RECITALS

WHEREAS, Maker and Payee agreed to extend the maturity date of the Note; and

WHEREAS, Maker and Payee desire and have agreed to amend the terms of the Note as set forth below.

NOW, THEREFORE, in consideration of these premises and the mutual covenants, terms and conditions set forth herein, all of the parties hereto mutually agree as follows:

AGREEMENT

1. Amendment to Maturity Date. Section 1 of the Note is hereby amended and restated in its entirety to read as follows:

“1. Principal. The principal balance of this Note shall be repayable on the earlier of (i) October 31, 2025, (ii) the date on which Maker consummates an initial public offering of its securities (“IPO”) or (iii) the date on which Maker determines to not proceed with such IPO. The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.”

2. No Other Amendments. Wherever necessary, all other terms of the Note are hereby amended to be consistent with the terms of this Amendment. Except as specifically set forth herein, the Note shall remain in full force and effect.

3. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Executed signatures transmitted via facsimile or PDF will be accepted and considered duly executed.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

MAKER:

IRON HORSE ACQUISITION CORP. II

By:	/s/ Jose Bengochea
Name:	Jose Bengochea
Title:	Chief Executive Officer

PAYEE:

Bengochea Capital SPAC Sponsors II LLC

By:	/s/ Jose Bengochea
Name:	Jose Bengochea
Title:	Managing Member